Supplement dated September 1, 2023 to the Statutory Prospectus dated May 1, 2023 for the
Pacific Select VUL 2, Pacific Harbor VUL, MVP VUL 11, MVP VUL 11 LTP contracts issued by Pacific Life Insurance Company

The purpose of this supplement is to update certain underlying fund information. This supplement must be preceded or accompanied by the Statutory Prospectus (the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or online at http://www.PacificLife.com. Please retain this supplement for future reference.

The underlying fund information related to Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section is deleted and replaced with the following underlying fund information:
Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 Year	5 Year	10 Year
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund Class I; BlackRock Advisors, LLC	0.77%[1]	-15.86%	3.50%	5.06%

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Form No. 15-53203-00